REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 7th day of March, 2000, by and among Envision Development Corporation, a Florida corporation ("Envision" or the "Company"), Sundog Technologies, Inc., a Delaware corporation ("Sundog") and RockMountain Ventures Fund, LP, a Delaware limited partnership ("Rock"), or their assignees or designees (collectively "Stockholders"). Persons to whom Stockholders may assign rights as permitted under this Agreement shall also be considered a "Stockholder" or "Stockholders" for the purposes of applicable provisions of this Agreement.

                                                     RECITALS

     A. The Company proposes to sell and issue 1,813,000 shares of its Common Stock, $0.01 par value per share (the "Shares"), pursuant to a Stock Acquisition Agreement dated February 7, 2000 between Stockholders and Perfumania.com, Inc., a Florida corporation ("PF") (the "Purchase Agreement"). On February 28, 2000 PF assigned and the Company assured all of the rights and obligations of PF under the Purchase Agreement; and

     B. As a condition of entering into the Purchase Agreement, Stockholders requested that the Company extend certain registration rights.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1.        GENERAL

     1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Holder"  means  any  person  owning  of  record   Registrable
Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2. 10 hereof.

          "Register,"   "registered,"  and  "registration"  refer  to  a
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable  Securities"  means  (a)  the   Shares;  and  (b)  any
Common Stock of the Company issued as (or issuable upon the conversion or exercise of any right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

          "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

          "Registration  Expenses"  shall  mean  all  expenses   incurred  by
the Company in complying with Section 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for all of the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "SEC" or "Commission"  means the  Securities  and Exchange Commission.

          "Securities Act" shall mean  the  Securities  Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

          "Shares" shall mean the Company's Common Stock issued pursuant to the Purchase Agreement and held by Stockholders and its permitted assigns.

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER

     2.1      Restrictions on Transfer.

          (a) Sundog agrees for a period of eighteen (18) months from and after the date hereof not to make any disposition of all or any portion of the Shares or Registrable Securities issued to Sundog to the public utilizing the exchange or market on which the Company's Common Stock is then listed or is trading.

          (b) Rock agrees for a period of twelve (12) months from and after the date hereof not to make any disposition of all or any portion of the Shares or Registrable Securities issued to Rock to the public utilizing the exchange or market on which the Company's Common Stock is then listed or is trading.

          (c)  Each  certificate   representing   Shares  or  Registrable
Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend giving effect to the restrictions in this Agreement (in addition to any legend required under applicable state securities laws).

          (d)  The  Company  shall  be  obligated  to  reissue   promptly
unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. The Company shall bear the costs of any such reissuance, except the legal fees and expenses incurred in connection with the rendering of the aforementioned legal opinion, if the counsel is other than counsel to the Company.

          (e)  Any  legend   endorsed  on  an  instrument   pursuant  to
applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holders an opportunity to include in such registration statement up to a total of twenty (20%) of such Registrable Securities then outstanding. Each Holder desiring to include in any such registration statement Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Should the Holders who respond to the Company's notice desire to register, in the aggregate, more than twenty percent (20%) of Registrable Securities then outstanding, the total number of Registrable Securities to be registered shall be reduced to twenty (20%) and divided between the Holders on a pro rata basis. If a Holder decides not or is not permitted to include all of its Registrable Securities in any registration statement hereafter filed by the Company, such Holder shall nevertheless continue to have the right to include up to a total of twenty percent (20%) of Holder's Registrable Securities then outstanding in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. All Holders distributing their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first. to the Company; second, to the Holder; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the Holder included in the registration below ten percent (10%) of the total amount of securities included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company.

     2.3 Expenses of Registration.  Except as specifically  provided herein, all
Registration   Expenses   incurred   in   connection   with  any   registration,
qualification or compliance pursuant to Section 2.2 shall be borne by the Company.



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

All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

     2.4 Termination of Registration Rights. A Holder's registration rights shall expire on that date which is the first to occur of (i) that date which is three (3) years following the date hereof or (ii) the date on which all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, members and former partners and members) may be sold under Rule 144 during any ninety (90) day period.

     2.5 Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     2.6 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) acquires at least 10,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however,
(i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.7 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of one-hundred percent (100%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.7 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.8 "Market Stand-Off" Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided,that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.9 Indemnification. In the event any Registrable Securities are included in a registration statement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay to each such Holder, partner, officer, director, agent, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, except that the Company shall not have to consent to any injunctive or equitable remedy except in its sole discretion, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, agent, underwriter or controlling person of such Holder.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, agent, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, except that a Holder shall not have to consent to any injunctive or equitable relief or remedy except in its sole discretion; provided, further, that no Holder shall be liable to the Company under this Section 2.9 for any amounts in excess of the proceeds from the public offering received by the Holder.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material



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


fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e) The  obligations  of the  Company  and  Holder  under this Section
2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

SECTION 3.                      MISCELLANEOUS

     3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements to be performed entirely within Delaware.

     3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     3.3 Entire Agreement. This Agreement, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     3.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof unless the effect of the declaration of invalidity or unenforceabilty is to reduce the value of Stockholders's investment, in which event the court declaring any provision unenforceable shall be required to reform the Agreement so as to protect Stockholders from any reduction in the value of its investment in a manner as nearly identical to the original provision declared invalid as may be possible. Notwithstanding the foregoing, this Section 3.4 does not apply to Section 2.9, subsection (d) of which governs the invalidity or unenforceability of indemnification.


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

     3.5 Amendment and Waiver.


          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of one-hundred percent (100%) of the Registrable Securities then outstanding.

          (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of one- hundred percent (100%) of the Registrable Securities then outstanding.

     3.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     3.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) by e-mail if confirmed under subsection (d) below, (c) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (d) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (e) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth in the Purchase Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     3.8 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     3.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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


     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

                                         COMPANY:

                                         ENVISION DEVELOPMENT CORPORATION

                                         By:        /s/ W.J. Patch
                                                  ------------------------------
                                         Its:         President
                                                  ------------------------------

                                         STOCKHOLDERS:

                                         SUNDOG TECHNOLOGIES, INC.

                                         By:        /s/ Alan Rudd
                                                  ------------------------------
                                         Its:            CEO
                                                  ------------------------------


                                         ROCKMOUNTAIN VENTURES FUND, LP,
                                         a Delaware limited partnership

                                         By:      ROCKMOUNTAIN VENTURES, LLC
                                                  General Partner

                                         By:         /s/ Barton Skalla
                                                  ------------------------------
                                         Its:          Managing Director
                                                  ------------------------------



                                       9